LAZARD

Retirement Series

                    ANNUAL REPORT
                DECEMBER 31, 2000


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LAZARD RETIREMENT SERIES, INC.


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BOARD OF DIRECTORS
----------------------
JOHN J. BURKE            RETIRED; FORMER VICE CHAIRMAN AND DIRECTOR,
                         MONTANA POWER COMPANY

KENNETH S. DAVIDSON      PRESIDENT, DAVIDSON CAPITAL MANAGEMENT CORPORATION

NORMAN EIG               VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC

CARL FRISCHLING          SENIOR PARTNER, KRAMER LEVIN NAFTALIS & FRANKEL LLP

HERBERT W. GULLQUIST     VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC; CHIEF INVESTMENT OFFICER,
                         LAZARD ASSET MANAGEMENT

WILLIAM KATZ             PRESIDENT AND CHIEF OPERATING OFFICER, BBDO WORLDWIDE
                         NETWORK

LESTER Z. LIEBERMAN      PRIVATE INVESTOR

RICHARD REISS, JR.       MANAGING PARTNER, GEORGICA ADVISORS LLC

JOHN RUTLEDGE            PRESIDENT, RUTLEDGE & COMPANY


OFFICERS
--------

NORMAN EIG               CHAIRMAN OF THE BOARD

HERBERT W. GULLQUIST     PRESIDENT

DAVID M. GOLDENBERG      VICE PRESIDENT AND SECRETARY

BERNARD J. GRZELAK       TREASURER

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LAZARD RETIREMENT SERIES, INC.


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TABLE OF CONTENTS                                                           PAGE

Investment Overview .....................................................      2

Growth Charts ...........................................................      5

Performance Table .......................................................      7

Portfolios of Investments

  Lazard Retirement Equity Portfolio ....................................      8

  Lazard Retirement Small Cap Portfolio .................................     10

  Lazard Retirement International Equity Portfolio ......................     12

  Lazard Retirement Emerging Markets Portfolio ..........................     14

Notes to Portfolios of Investments ......................................     16

Statements of

  Assets and Liabilities ................................................     18

  Operations ............................................................     19

  Changes in Net Assets .................................................     20

Financial Highlights ....................................................     24

Notes to Financial Highlights ...........................................     26

Notes to Financial Statements ...........................................     27

Report of Independent Auditors ..........................................     30


SHARES OF THE PORTFOLIOS ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS AND ACCOUNTS PERMITTING ACCUMULATION OF ASSETS ON A TAX-DEFERRED BASIS OUTSIDE OF THE SEPARATE ACCOUNT CONTEXT.

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LAZARD RETIREMENT SERIES, INC.

INVESTMENT OVERVIEW

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The year 2000 will be remembered as the beginning of the slowdown of one of the longest economic expansions in U.S. history. The economy's resilience was tested by six interest rate increases by the Federal Reserve and a sharp rise in energy prices. Those factors, as well as a very strong dollar, had a negative impact on corporate profits and ultimately impacted consumer confidence. By late in the year, the pressures of the economic slowdown were felt across the economy, but most significantly in the higher valuation technology sector. The initial losers in the technology sector were the vastly overvalued "dot-coms" that began their implosion in March. The protracted election did little to help matters and, by year-end, even technology bell-weathers such as Microsoft, Intel and Compaq were warning that financial results would not live up to expectations as demand for personal computers slowed.

It was the first year in over a decade that all three major indices (The Dow Jones Industrial Average(R), the Standard & Poors (S&P) 500(R) and the NASDAQ) finished the year in negative territory. The technology laden NASDAQ index was down 32.7% for the fourth quarter and 39.3% for the year, reversing most of its gain from 1999 and making it the worst performing year since its inception in 1972. The broader markets, as measured by the S&P 500, suffered as well, giving up 7.8% for the fourth quarter and 9.1% for the year. International stocks, measured by the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia and Far East (EAFE(R)) Index, were off 2.7% in the fourth quarter, and finished down 14.2% for the year. However, not all the news was bad. Investments in some of the blue chip sectors that were spurned in the past few years, such as drug companies, food and beverages and energy, fared well. In addition, traditional small and mid-sized U.S. companies rebounded from a difficult 1999, and the bond market posted positive returns as it provided a safe haven from the volatility of the equity markets.

The divergence between growth and value styles was dramatic in 2000. Value outperformed growth across all sectors, and in some cases, unwound the performance differential from 1999. The volatility of 2000 illustrates the importance of Lazard's investment style: choosing high-quality, financially productive companies with reasonable valuations. It was the traditional companies, as well as the less speculative, more financially productive stocks that triumphed in the end as fundamentals again became relevant. As a result, by year-end it was the long-ignored financial sector companies, consumer staples, health and producer manufacturing names within the Portfolios that rose dramatically.

Despite the Portfolios having a lower allocation than the relevant indexes to technology and telecommunications, our investments in this sector had the greatest drag on returns. Our telecommunications holdings were impacted by competitive pressures, which eroded the profitability of the older, capital intensive and fixed-cost companies. We believe that our holdings in technology will be the winners in this group over time, despite near-term volatility. Many of the technology companies have been sold off in the weakened economic environment, but all of the companies in our Portfolios are market leaders with strong cash flow and attractive relative valuations.

For investors who got caught up in last year's new economy hype and had large positions in speculative companies, the year 2000 was devastating. The shift to a more rational investment environment based on company fundamentals rather than the momentum that led the markets in 1999, is healthy. We believe that the Portfolios will benefit from investments in traditional companies that are industry leaders and well-positioned technology companies. The real winners in this marketplace should be old and new economy companies that use technology to increase productivity and profitability. We believe that our sharpened focus on analyzing company fundamentals will enable us to grow and preserve your assets over time. The year 2001 will be a year of transition away from the unrealistic expectations built over the past few years. Investors should expect more normalized returns from the capital markets; returns more in line with history than hype.


2
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LAZARD RETIREMENT SERIES, INC.

INVESTMENT OVERVIEW (CONTINUED)

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LAZARD RETIREMENT EQUITY PORTFOLIO

The Portfolio posted a total return of (0.09)%, beating the (9.11)% return of the S&P 500 Index.

Our sizable allocations to the consumer, healthcare and insurance industries, which were detrimental to returns in 1999, were beneficial in 2000 as investors sought out profitable companies with proven business models. In the healthcare sector, we added to long-term pharmaceutical holdings when the group was pressured by concern over healthcare reform and patent expirations. Notably, Merck and Schering-Plough delivered strong results, driven by their existing drug pipelines, despite earlier warnings of slower growth.

The Portfolio was not immune to the sell-off in technology, which initially impacted more speculative stocks in the industry but eventually hurt even profitable, established technology companies. Although the slowing economy has kept many technology companies from achieving lofty goals set earlier in 2000, the industry as a whole continues to benefit from strong secular trends and is becoming very financially productive. Also, while euphoria over the Internet triggered a bubble in some parts of technology in 1999, the bursting of that bubble has led to unwarranted declines in technology leaders with strong competitive positions. Consistent with our investment discipline, our technology and telecommunications holdings have strong cash flows and are attractively valued. We thus believe that the current environment has created opportunity and that, despite near-term volatility, our strategy will prevail, as these holdings are poised to lead the group in the long-term.

LAZARD RETIREMENT SMALL CAP PORTFOLIO

The Small Cap Portfolio posted a total return of 21.05%, beating the (3.02)% return of the Russell 2000(R) Index.

The insurance sector provides a good example of how the dramatic rotation in market environment impacted the Portfolio. In 1999, small cap insurance stocks were one of the worst performing market sectors, as weak premium pricing impacted short-term earnings and investors feared disintermediation by internet companies. We maintained our holdings in 1999 because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would be rewarded. In 2000, as premium pricing improved and technology fell out of favor, our holdings such as Everest Re surged higher.

Healthcare stocks were also weak in 1999, only to rebound in 2000 as money flowed out of the technology sector. In addition to sector rotation, healthcare also benefited from a more positive Medicare funding environment. Energy stocks also rebounded last year, and our focus on natural gas producers paid off as gas prices rose sharply as a result of improving supply/demand fundamentals. Our relatively high weight in utilities and stock selection in the transportation sector negatively impacted returns.

While 2000 marked the end of the internet bubble, it is important to remember that the paradigm shift in the economy related to new technology is real. Companies will continue to seek to enhance their productivity by adopting new technologies that result in more efficient product development, production, distribution, and customer relationship management. The Portfolio seeks to take advantage of the current market volatility and indiscriminate selling by adhering to our disciplined investment philosophy. Hence, we have constructed our Portfolio with attractively-priced, financially productive companies that are leveraging the latest technologies to maximize efficiency and shareholder returns.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

The Portfolio defended well in 2000 as rising energy prices, currency volatility, slowing economic growth and the dramatic end to the technology, media and telecommunications euphoria triggered losses in most global equity markets. The Portfolio posted a total return of (9.62)%, ahead of the MSCI EAFE Index return of (14.16)%.

Global merger and acquisition activity sustained its pace in 2000 as companies continued to reshape themselves by strengthening their core businesses and disposing of their nonessential units. Examples that positively impacted the Portfolio included SmithKline Beecham and Glaxo Wellcome, who agreed to form the world's largest pharmaceutical company and Dai-Ichi Kangyo Bank, Fuji Bank and Industrial Bank of Japan, who broke traditional keiretsu lines to merge and create one of the world's largest banks, Mizuho Holdings.


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LAZARD RETIREMENT SERIES, INC.

INVESTMENT OVERVIEW (CONCLUDED)

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Strong stock selection in France, Germany and Netherlands all contributed to strong performance.

Stock selection in financials hurt the Portfolio as Japanese financial stocks struggled despite making significant corporate changes. Additionally, the Portfolio's relative underweight in Switzerland hurt the Portfolio.

We will continue to seek relative value opportunities among companies with strong competitive positions and the necessary strategic vision to excel, as we believe that the renewed emphasis on old-fashioned fundamental analysis will persist.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

Lackluster performance characterized emerging market equities during 2000. For the year as a whole, the MSCI Emerging Markets (Free) Index returned (30.61)% with the Portfolio finishing 2000 slightly ahead of the index with a return of (28.07)%.

Relative performance over the benchmark for 2000 came from positions in ITC and Larsen & Toubro (both in India) on strong cigarette volume trends and a recovery in cement prices respectively. Performance also came from the Indonesian tobacco company, Sampoerna, which performed well due to improving price and volume trends. Strong stock selection in financials and telecommunications services also helped performance.

Several positions that detracted from performance included positions in Infosys and Satyam (India), Televisa (Mexico) and Hyundai Electronics (South Korea). Despite being the best performing region, all of Latin America's equity markets fell over the fourth quarter. Argentinean shares fell the hardest as the economy came close to experiencing a serious crisis caused by the effects of maintaining a convertible currency. The Mexican market also fell, as investors became increasingly nervous about a possible hard economic landing in the U.S. given Mexico's close economic dependency. Brazilian stocks performed less poorly and continued signs of good economic health.

We believe the current renewed emphasis on individual company fundamentals should persist because, in the long run, a company's worth is determined by its sustainable financial productivity.


4
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LAZARD RETIREMENT SERIES, INC.

GROWTH CHARTS

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This performance data is not authorized for distribution to prospective investors in a Portfolio unless preceded or accompanied by an effective prospectus.

LAZARD RETIREMENT EQUITY PORTFOLIO

Lazard Retirement Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


     COMPARISON OF $10,000 INVESTMENT IN LAZARD RETIREMENT EQUITY PORTFOLIO, S&P 500 INDEX, S&P/BARRA VALUE(R) INDEX AND RUSSELL 1000(R) VALUE INDEX

[The following represents a line chart in the printed piece]

            Lazard
         Retirement
           Equity                     S&P Barra    Russell 1000
          Portfolio      S&P 500     Value Index    Value Index
3/18/98     10000         10000         10000         10000
Mar-98      10230         10154.4       10105.2       10105.3
Apr-98      10309.8       10256.5       10224.9       10172.9
May-98      10250         10080.1       10081         10022
Jun-98      10409.9       10489.6       10157.5       10150.5
Jul-98      10199.6       10377.8       9937.11       9971.33
Aug-98      9029.72       8874.62       8339.22       8487.4
Sep-98      9299.71       9443.39       8845.91       8974.58
Oct-98      10219.5       10211.5       9538.81       9669.75
Nov-98      10599.6       10830.7       10035.7       10120.3
Dec-98      11088.7       11455         10388.1       10464.8
Jan-99      11319.3       11934.3       10598         10548.4
Feb-99      10978.6       11563.8       10369.8       10399.5
Mar-99      11390.3       12026.9       10684.1       10614.7
Apr-99      12022.5       12492.9       11605.2       11606.1
May-99      11962.4       12198.7       11400.1       11478.6
Jun-99      12403.4       12875.7       11838         11811.8
Jul-99      12121.9       12474         11474         11465.9
Aug-99      11820         12411.6       11183.7       11040.4
Sep-99      11197.1       12072.2       10746.1       10654.6
Oct-99      11720.3       12836.1       11352.7       11267.8
Nov-99      11780.6       13097         11286.2       11179.7
Dec-99      11993.8       13868.5       11710.2       11233.7
Jan-00      11494.4       13171.7       11337.6       10867.3
Feb-00      10651.9       12922.4       10629.2       10059.8
Mar-00      11858.2       14186.2       11737.3       11287.2
Apr-00      11858.2       13758.5       11658.8       11155.9
May-00      12045.5       13476.2       11695.2       11273.4
Jun-00      11931.1       13808.4       11233.2       10758.2
Jul-00      11702         13592.5       11458         10892.9
Aug-00      12183         14435.5       12226.8       11499
Sep-00      12006.3       13673.6       12223.9       11604.4
Oct-00      12308         13615.8       12452.2       11889.4
Nov-00      11735.7       12542.9       11814.9       11448
Dec-00      11982.2       12604.2       12422.9       12021.6



LAZARD RETIREMENT SMALL CAP PORTFOLIO

Lazard Retirement Small Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


             COMPARISON OF $10,000 INVESTMENT IN LAZARD RETIREMENT
      SMALL CAP PORTFOLIO, RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX


[The following represents a line chart in the printed piece]

                Lazard
              Retirement
              Small Cap      Russell 2000     Russell 2000
              Portfolio         Index          Value Index
11/4/97         10000           10000           10000
Nov-97          9720            9762.77         10071.4
Dec-97          9855.83         9933.62         10412.8
Jan-98          9855.83         9776.87         10224.5
Feb-98          10567           10499.8         10842.6
Mar-98          10957.6         10932.8         11282.3
Apr-98          10957.6         10993.2         11338.1
May-98          10446.8         10401.2         10936.7
Jun-98          10186.7         10423           10874.9
Jul-98          9475.62         9579.25         10023.1
Aug-98          8285.48         7719.15         8453.36
Sep-98          8505.88         8323.25         8930.72
Oct-98          8936.27         8662.67         9195.87
Nov-98          9376.83         9116.51         9444.81
Dec-98          9539.05         9680.64         9741
Jan-99          9348.27         9809.39         9519.87
Feb-99          8847.2          9014.83         8869.95
Mar-99          8817.12         9155.46         8796.78
Apr-99          9758.79         9975.79         9599.83
May-99          10239.9         10121.4         9894.93
Jun-99          10690.6         10579.1         10253.2
Jul-99          10600.8         10289.3         10009.9
Aug-99          10209.6         9908.46         9644.06
Sep-99          9899.22         9910.44         9451.27
Oct-99          9508.69         9950.77         9262.15
Nov-99          9608.92         10544.6         9310.13
Dec-99          10027.9         11738.3         9596.14
Jan-00          9864.41         11549.3         9345.2
Feb-00          10047.9         13456.6         9916.38
Mar-00          10977.5         12569.8         9962.88
Apr-00          10885.5         11813.6         10021.9
May-00          10742.9         11125.1         9868.93
Jun-00          11007.7         12094.8         10157.5
Jul-00          11150.8         11705.7         10495.1
Aug-00          11561.2         12598.9         10964.7
Sep-00          11499.9         12228.6         10902.4
Oct-00          11623           11682.7         10863.7
Nov-00          11132.5         10483.3         10642.4
Dec-00          12138.8         11383.9         11785.9


    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

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LAZARD RETIREMENT SERIES, INC.
GROWTH CHARTS (CONCLUDED)
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LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Lazard Retirement International Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia and Far East (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


             COMPARISON OF $10,000 INVESTMENT IN LAZARD RETIREMENT
              INTERNATIONAL EQUITY PORTFOLIO AND MSCI EAFE INDEX


[The following represents a line chart in the printed piece]

           Lazard Retirement
             International       MSCI EAFE
           Equity Portfolio       Index
9/1/98           10000            10000
Sep-98           9620             9693
Oct-98           10310.1          10703
Nov-98           10930.2          11251
Dec-98           11230.1          11695.9
Jan-99           11209.9          11660.8
Feb-99           10909.5          11383.3
Mar-99           11269.5          11857.9
Apr-99           11780            12338.7
May-99           11350            11703.6
Jun-99           11819.9          12159.9
Jul-99           12160.3          12521
Aug-99           12410.2          12566.7
Sep-99           12370            12693.4
Oct-99           12639.7          13168.8
Nov-99           12800.2          13626.3
Dec-99           13634.8          14850
Jan-00           12654.2          13906.4
Feb-00           12755.4          14280.8
Mar-00           13270.7          14834.9
Apr-00           12775.7          14054.2
May-00           12654.3          13711
Jun-00           13119.2          14247.2
Jul-00           12826.6          13649.9
Aug-00           12825.3          13768.4
Sep-00           12286.6          13098
Oct-00           12134.5          12788.5
Nov-00           11840.2          12308.7
Dec-00           12322.5          12746.2


LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

Lazard Retirement Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


COMPARISON OF $10,000 INVESTMENT IN LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
 AND MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS (FREE) INDEX


[The following represents a line chart in the printed piece]

              Lazard Retirement
              Emerging Markets     MSCI Emerging
                 Portfolio         Markets (Free)
11/4/97            10000              10000
Nov-97             9360               9180
Dec-97             9529.38            9401.22
Jan-98             9027.31            8663.88
Feb-98             9880.83            9568.18
Mar-98             10403              9983.4
Apr-98             10362.8            9874.65
May-98             9107.64            8521.42
Jun-98             8494.69            7627.56
Jul-98             8755.48            7869.4
Aug-98             6104.32            5594.04
Sep-98             6576.19            5948.9
Oct-98             7098.33            6575.33
Nov-98             7630.71            7122.19
Dec-98             7351.66            7018.97
Jan-99             6855.42            6905.97
Feb-99             6885.58            6972.95
Mar-99             7857.83            7891.99
Apr-99             8718.42            8868.07
May-99             8486.07            8816.49
Jun-99             9488.61            9817.09
Jul-99             9154.61            9550.06
Aug-99             8991.66            9636.95
Sep-99             8657.17            9310.81
Oct-99             8809.02            9509.07
Nov-99             9681.11            10361.7
Dec-99             11181.7            11679.7
Jan-00             10907.7            11749.3
Feb-00             11100.8            11904.4
Mar-00             11120.8            11962.3
Apr-00             10064.9            10828.3
May-00             9556.59            10380.7
Jun-00             10338.5            10746.3
Jul-00             9790.57            10193.6
Aug-00             9934.49            10243.9
Sep-00             9036.41            9349.44
Oct-00             8525.85            8671.57
Nov-00             7617               7913.38
Dec-00             8042.79            8104.44


    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

6
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LAZARD RETIREMENT SERIES, INC.

PERFORMANCE TABLE

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
                                                   AVERAGE ANNUAL TOTAL RETURNS FOR             CUMULATIVE TOTAL RETURNS FOR
                                                    PERIODS ENDED DECEMBER 31, 2000            PERIODS ENDED DECEMBER 31, 2000
                                                =======================================   =========================================
                                                     ONE          THREE        SINCE           ONE          THREE         SINCE
                                                     YEAR         YEAR      INCEPTION*         YEAR          YEAR       INCEPTION*
                                                ============= ============ ============   ============= ============= =============
Lazard Retirement Equity Portfolio                   (0.09)%        --          6.70%          (0.09)%         --          19.82%
S&P 500(R) Index**                                   (9.11)%        --          8.65%          (9.11)%         --          26.04%
S&P/BARRA Value(R) Index**                            6.08%         --          8.09%           6.08%          --          24.23%
Russell 1000(R) Value Index**                         7.01%         --          6.82%           7.01%          --          20.22%
Lazard Retirement Small Cap Portfolio                21.05%        7.19%        6.33%          21.05%        23.16%        21.39%
Russell 2000(R) Index**                              (3.02)%       4.65%        4.18%          (3.02)%       14.60%        13.84%
Russell 2000 Value Index**                           22.83%        4.22%        5.19%          22.83%        13.19%        17.86%
Lazard Retirement International Equity Portfolio     (9.62)%        --          9.36%          (9.62)%         --          23.23%
MSCI(R) EAFE(R) Index**                             (14.16)%        --         10.96%         (14.16)%         --          27.46%
Lazard Retirement Emerging Markets Portfolio        (28.07)%      (5.50)%      (6.66)%        (28.07)%      (15.60)%      (19.57)%
MSCI Emerging Markets (Free) Index**                (30.61)%      (4.83)%      (6.43)%        (30.61)%      (13.79)%      (18.96)%

NOTES TO PERFORMANCE TABLE

* Performance is measured from March 18, 1998 for Lazard Retirement Equity Portfolio, from November 4, 1997 for Lazard Retirement Small Cap Portfolio and Lazard Retirement Emerging Markets Portfolio, and from September 1, 1998 for Lazard Retirement International Equity Portfolio.

    The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of dividends and distributions, if any. Certain expenses of a Portfolio have been waived and/or reimbursed by the Investment Manager and/or the Administrator; without such waiver/reimbursement of expenses, the Portfolio's total return would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level and such charges will have the effect of reducing performance.

    Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio will fluctuate, so that an investor's shares in a Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International
    (MSCI) Europe, Australasia and Far East (EAFE) Index is a broadly diversified international index comprised of the equity securities of approximately 1,000 companies located outside the United States. The MSCI Emerging Markets (Free) Index is comprised of emerging market securities in countries open to non-local investors.

    This performance data is not authorized for distribution to prospective investors in a Portfolio unless preceded or accompanied by an effective prospectus.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                            SHARES          VALUE
--------------------------------------------   -------------------   ----------
LAZARD RETIREMENT EQUITY PORTFOLIO
COMMON STOCKS--89.5%
AEROSPACE & DEFENSE--2.0%
 United Technologies Corp. .................              820        $  64,472
                                                                     ---------
BANKING & FINANCIAL SERVICES--15.7%
 Bank of America Corp. .....................            1,433           65,739
 Chase Manhattan Corp. .....................            2,725          123,817
 Citigroup, Inc. ...........................            2,503          127,809
 Fannie Mae ................................              765           66,364
 FleetBoston Financial Corp. ...............            1,685           63,293
 The Bank of New York Co., Inc. ............            1,120           61,810
                                                                     ---------
                                                                       508,832
                                                                     ---------
BREWERY--1.9%
 Heineken NV ADR ...........................            1,027           62,142
                                                                     ---------
BROADCASTING--1.0%
 Comcast Corp., Class A (a) ................              775           32,356
                                                                     ---------
BUSINESS SERVICES & SUPPLIES--2.1%
 First Data Corp. ..........................            1,260           66,386
                                                                     ---------
CHEMICALS & PLASTICS--1.9%
 Du Pont (E.I.) de Nemours & Co. ...........            1,285           62,082
                                                                     ---------
COMPUTER SOFTWARE--2.7%
 Microsoft Corp. (a) .......................            2,000           86,750
                                                                     ---------
COMPUTERS & BUSINESS EQUIPMENT--5.5%
 Compaq Computer Corp. .....................            5,800           87,290
 International Business Machines Corp.                  1,055           89,675
                                                                     ---------
                                                                       176,965
                                                                     ---------
DIVERSIFIED--1.5%
 Minnesota Mining & Manufacturing Co.                     400           48,200
                                                                     ---------
DRUGS & HEALTH CARE--9.3%
 Aventis SA ADR ............................                1               84
 Johnson & Johnson .........................              610           64,088
 Merck & Co., Inc. .........................            1,030           96,434
 Pharmacia Corp. ...........................              770           46,970
 Schering-Plough Corp. .....................            1,645           93,354
                                                                     ---------
                                                                       300,930
                                                                     ---------
FOOD & BEVERAGES--5.0%
 Diageo PLC ADR ............................            1,475           65,453
 PepsiCo, Inc. .............................            1,920           95,160
                                                                     ---------
                                                                       160,613
                                                                     ---------
HOTELS & RESTAURANTS--2.0%
 McDonald's Corp. ..........................            1,900        $  64,600
                                                                     ---------
HOUSEHOLD PRODUCTS--2.0%
 The Procter & Gamble Co. ..................              845           66,280
                                                                     ---------
INSURANCE--4.9%
 Allstate Corp. ............................            1,500           65,344
 The Hartford Financial Services
   Group, Inc. .............................            1,340           94,637
                                                                     ---------
                                                                       159,981
                                                                     ---------
MANUFACTURING--2.8%
 General Electric Co. ......................            1,910           91,561
                                                                     ---------
MULTIMEDIA--2.0%
 Gannett Co., Inc. .........................            1,000           63,063
                                                                     ---------
OIL & GAS--6.9%
 BP Amoco PLC ADR ..........................            1,315           62,956
 Chevron Corp. .............................            1,155           97,525
 Royal Dutch Petroleum Co. NY Shares                    1,055           63,893
                                                                     ---------
                                                                       224,374
                                                                     ---------
PAPER PRODUCTS--2.0%
 Kimberly-Clark Corp. ......................              920           65,035
                                                                     ---------
PETROLEUM EQUIPMENT & SERVICES--1.0%
 Halliburton Co. ...........................              865           31,356
                                                                     ---------
RETAIL--4.2%
 Federated Department Stores, Inc. (a) .....            1,990           69,650
 Target Corp. ..............................            2,025           65,306
                                                                     ---------
                                                                       134,956
                                                                     ---------
SEMICONDUCTORS & COMPONENTS--2.7%
 Intel Corp. ...............................            2,850           85,678
                                                                     ---------
TELECOMMUNICATIONS--10.4%
 Alcatel SA ADR ............................              645           36,080
 AT&T Corp. ................................            3,460           59,901
 Lucent Technologies, Inc. .................            3,380           45,630
 Qwest Communications International,
   Inc. (a) ................................              800           32,800
 SBC Communications, Inc. ..................            2,034           97,124
 Verizon Communications, Inc. ..............            1,290           64,661
                                                                     ---------
                                                                       336,196
                                                                     ---------
TOTAL COMMON STOCKS
 (Identified cost $2,876,206)...............                         2,892,808
                                                                     ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                  AMOUNT
DESCRIPTION                                        (000)             VALUE
-------------------------------------------     ----------      -------------
LAZARD RETIREMENT EQUITY PORTFOLIO (CONCLUDED)
REPURCHASE AGREEMENT--8.0%
 State Street Bank and Trust Co.,
   5.80%, 01/02/01, (Dated 12/29/00,
   collateralized by $245,000 United
   States Treasury Note, 6.625%,
   05/15/07, with a value of $266,190)
   (Identified cost $259,000)..............      $259            $  259,000
                                                                 ----------
TOTAL INVESTMENTS
 (Identified cost $3,135,206) (b) .........       97.5%          $3,151,808
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES ..............................        2.5               80,124
                                                 ------          ----------
NET ASSETS ................................      100.0%          $3,231,932
                                                 ======          ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                            SHARES          VALUE
--------------------------------------------       ---------------   ---------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
COMMON STOCKS--91.4%
AIRLINES--1.6%
 Alaska Air Group, Inc. (a) ................            8,400        $ 249,900
                                                                     ---------
AUTO PARTS--1.0%
 Pennzoil-Quaker State Co. .................           11,300          145,488
                                                                     ---------
BANKING & FINANCIAL SERVICES--12.4%
 Allied Capital Corp. ......................            8,500          177,437
 Chittenden Corp. ..........................            9,500          287,969
 Heller Financial, Inc. ....................            7,900          242,431
 New York Community Bancorp, Inc. ..........            7,800          286,650
 Richmond County Financial Corp. ...........            1,500           39,188
 Staten Island Bancorp, Inc. ...............           10,400          222,300
 W.P. Stewart & Co., Ltd. (a) ..............            6,000          156,000
 Westamerica Bancorporation ................            4,900          210,700
 Wilmington Trust Corp. ....................            4,200          260,662
                                                                     ---------
                                                                     1,883,337
                                                                     ---------
BUSINESS SERVICES & SUPPLIES--11.8%
 ACNielsen Corp. (a) .......................            8,300          300,875
 Acxiom Corp. (a) ..........................            5,200          202,475
 Affiliated Computer Services, Inc.,
   Class A (a) .............................              900           54,619
 American Management Systems,
   Inc. (a) ................................            9,600          190,200
 CDI Corp. (a) .............................            4,100           59,963
 Gartner Group, Inc., Class A (a) ..........           16,000          110,400
 MAXIMUS, Inc. (a) .........................            5,700          199,144
 National Data Corp. .......................            5,300          194,112
 Spherion Corp. (a) ........................            7,500           84,844
 Tetra Tech, Inc. (a) ......................            2,500           79,687
 The Titan Corp. (a) .......................            6,700          108,875
 True North Communications, Inc. ...........            2,500          106,250
 United Stationers, Inc. (a) ...............            4,500          108,000
                                                                     ---------
                                                                     1,799,444
                                                                     ---------
COMPUTER SERVICES--2.1%
 Answerthink, Inc. (a) .....................           15,200           55,100
 Dendrite International, Inc. (a) ..........           11,800          264,025
                                                                     ---------
                                                                       319,125
                                                                     ---------
COMPUTER SOFTWARE--3.1%
 J.D. Edwards & Co. (a) ....................            4,600           81,938
 Mentor Graphics Corp. (a) .................            8,700          238,706
 Transaction Systems Architects, Inc.,
   Class A (a) .............................           13,000          150,312
                                                                     ---------
                                                                       470,956
                                                                     ---------
COMPUTERS & BUSINESS EQUIPMENT--3.2%
 Avocent Corp. (a) .........................            3,300        $  89,100
 Black Box Corp. (a) .......................            1,200           57,975
 Maxtor Corp. (a) ..........................           20,000          111,875
 RadiSys Corp. (a) .........................            5,300          137,137
 Storage Technology Corp. (a) ..............            9,200           82,800
                                                                     ---------
                                                                       478,887
                                                                     ---------
CONSTRUCTION MATERIALS--0.9%
 Martin Marietta Materials, Inc. ...........            3,300          139,590
                                                                     ---------
CONTAINERS--1.3%
 Packaging Corp. of America (a) ............           12,700          204,788
                                                                     ---------
DRUGS & HEALTH CARE--2.1%
 Apria Healthcare Group, Inc. (a) ..........            6,200          184,450
 Manor Care, Inc. (a) ......................            6,600          136,125
                                                                     ---------
                                                                       320,575
                                                                     ---------
EDUCATION--1.5%
 ITT Educational Services, Inc. (a) ........           10,500          231,000
                                                                     ---------
ELECTRICAL EQUIPMENT--2.7%
 Anixter International, Inc. (a) ...........           10,600          229,225
 Garmin, Ltd. (a) ..........................            5,800          114,550
 Gentex Corp. (a) ..........................            3,700           68,912
                                                                     ---------
                                                                       412,687
                                                                     ---------
ELECTRONICS--2.0%
 Sensormatic Electronics Corp. (a) .........           11,500          230,719
 Viasystems Group, Inc. (a) ................            8,500           70,656
                                                                     ---------
                                                                       301,375
                                                                     ---------
FOOD & BEVERAGES--1.9%
 Whitman Corp. (a) .........................           17,700          289,837
                                                                     ---------
GAS EXPLORATION--3.2%
 Barrett Resources Corp. (a) ...............            3,750          213,047
 Louis Dreyfus Natural Gas Corp. (a) .......            5,800          265,712
                                                                     ---------
                                                                       478,759
                                                                     ---------
HOUSEHOLD APPLIANCES & HOME
   FURNISHINGS--3.1%
 Ethan Allen Interiors, Inc. ...............            4,800          160,800
 Furniture Brands International, Inc. (a)               4,100           86,356
 Harman International Industries, Inc. .....            6,100          222,650
                                                                     ---------
                                                                       469,806
                                                                     ---------
INDUSTRIAL & MACHINERY--0.9%
 JLG Industries, Inc. ......................            4,800           51,000
 Snap-on, Inc. .............................            3,000           83,625
                                                                     ---------
                                                                       134,625
                                                                     ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                            SHARES           VALUE
--------------------------------------------      ----------------   ----------
LAZARD RETIREMENT SMALL CAP PORTFOLIO (CONCLUDED)
INSURANCE--4.5%
 AmerUs Group Co. ..........................            2,400        $   77,700
 Arthur J. Gallagher & Co. .................            1,200            76,350
 Everest Re Group, Ltd. ....................            3,700           265,013
 Radian Group, Inc. ........................            1,479           111,017
 RenaissanceRe Holdings Ltd. ...............            2,000           156,625
                                                                     ----------
                                                                        686,705
                                                                     ----------
MEDICAL PRODUCTS--4.0%
 INAMED Corp. (a) ..........................            4,800            98,100
 Invacare Corp. ............................            6,800           232,900
 STERIS Corp. (a) ..........................           13,400           216,075
 Varian Medical Systems, Inc. (a) ..........              900            61,144
                                                                     ----------
                                                                        608,219
                                                                     ----------
MEDICAL SERVICES--1.8%
 Renal Care Group, Inc. (a) ................           10,200           279,703
                                                                     ----------
MEDICAL SUPPLIES--1.5%
 DENTSPLY International, Inc. ..............            5,900           230,838
                                                                     ----------
MULTIMEDIA--1.3%
 The Ackerley Group, Inc. ..................           21,900           197,100
                                                                     ----------
OIL & GAS--3.4%
 Coflexip SA ADR ...........................            3,300           207,487
 Core Laboratories NV (a) ..................            9,200           251,275
 Helmerich & Payne, Inc. ...................            1,250            54,844
                                                                     ----------
                                                                        513,606
                                                                     ----------
PRINTING--1.5%
 Valassis Communications, Inc. (a) .........            7,000           220,938
                                                                     ----------
PUBLISHING--5.4%
 Banta Corp. ...............................            6,800           172,856
 Houghton Mifflin Co. ......................            5,200           241,150
 Pulitzer, Inc. ............................            3,600           168,660
 R. H. Donnelley Corp. (a) .................            9,500           230,969
                                                                     ----------
                                                                        813,635
                                                                     ----------
REAL ESTATE--0.9%
 FelCor Lodging Trust, Inc. ................            5,900           141,231
                                                                     ----------
RETAIL--4.2%
 AnnTaylor Stores Corp. (a) ................            4,000            99,750
 Blockbuster, Inc., Class A ................           23,900           200,162
 Borders Group, Inc. (a) ...................           14,600           170,638
 Ross Stores, Inc. .........................            5,400            91,125
 Wild Oats Markets, Inc. (a) ...............           16,500            70,125
                                                                     ----------
                                                                        631,800
                                                                     ----------
TELECOMMUNICATIONS EQUIPMENT--3.1%
 Allen Telecom, Inc. (a) ...................           13,600        $  243,950
 ANTEC Corp. (a) ...........................           14,200           112,269
 CommScope, Inc. (a) .......................            7,300           120,906
                                                                     ----------
                                                                        477,125
                                                                     ----------
TOYS & AMUSEMENTS--1.2%
 Hasbro, Inc. ..............................           16,900           179,563
                                                                     ----------
TRANSPORTATION--1.5%
 CNF, Inc. .................................            6,900           233,306
                                                                     ----------
UTILITIES--2.3%
 Avista Corp. ..............................            8,400           172,200
 Sierra Pacific Resources ..................           11,200           179,900
                                                                     ----------
                                                                        352,100
                                                                     ----------
TOTAL COMMON STOCKS
 (Identified cost $12,705,319)..............                         13,896,048
                                                                     ----------


                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                         ----------
REPURCHASE AGREEMENT--9.1%
 State Street Bank and Trust Co.,
   5.80%, 01/02/01, (Dated 12/29/00,
   collateralized by $1,375,000 United
   States Treasury Note, 5.50%,
   01/31/03, with a value of $1,414,531)
   (Identified cost $1,383,000)............. $1,383           1,383,000
                                                            -----------


TOTAL INVESTMENTS
 (Identified cost $14,088,319) (b) ......... 100.5%         $15,279,048
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..............................  (0.5)             (73,934)
                                             -----          -----------
NET ASSETS ................................. 100.0%         $15,205,114
                                             =====          ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                          SHARES           VALUE
------------------------------------------     -----------------   ------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS--97.1%
AUSTRALIA--1.3%
 BHP, Ltd. ...............................           25,080        $ 264,498
                                                                   ---------
DENMARK--0.9%
 Tele Danmark A/S ........................            4,340          177,037
                                                                   ---------
FINLAND--1.0%
 UPM-Kymmene Oyj .........................            6,000          205,923
                                                                   ---------
FRANCE--13.1%
 Alcatel SA ..............................            3,070          174,405
 Aventis SA ..............................            5,411          475,067
 Axa .....................................            2,290          331,148
 BNP Paribas SA ..........................            2,695          236,612
 Compagnie de Saint-Gobain ...............            1,410          221,503
 Lagardere SCA ...........................            4,380          254,172
 Suez Lyonnaise des Eaux SA ..............            1,770          323,265
 TotalFinaElf SA .........................            3,363          500,204
 Vivendi Universal SA ....................            3,520          231,700
                                                                   ---------
 TOTAL FRANCE ............................                         2,748,076
                                                                   ---------
GERMANY--7.1%
 Allianz AG ..............................            1,348          504,537
 Bayerische Hypo-und Vereinsbank AG ......            7,720          437,119
 E.On AG .................................            6,405          389,726
 ThyssenKrupp AG .........................            9,650          149,512
                                                                   ---------
 TOTAL GERMANY ...........................                         1,480,894
                                                                   ---------
ITALY--3.3%
 Alleanza Assicurazioni ..................            9,630          153,452
 ENI SpA .................................           42,450          271,052
 San Paolo-IMI SpA .......................           16,250          262,756
                                                                   ---------
 TOTAL ITALY .............................                           687,260
                                                                   ---------
JAPAN--18.4%
 ACOM Co., Ltd. ..........................            1,000           73,740
 Canon, Inc. ADR .........................            6,400          215,600
 Fujitsu, Ltd. ...........................           18,000          265,150
 Hitachi, Ltd. ...........................           29,000          258,240
 Kao Corp. ADR ...........................            1,080          313,975
 Mizuho Holdings, Inc. ...................               47          291,078
 Nippon Telegraph & Telephone Corp.
   ADR ...................................            5,855          208,950
 Nissan Motor Co., Ltd. (a) ..............           71,000          408,660
 NTT DoCoMo, Inc. ........................                9          155,091
 Orix Corp. ..............................            2,200          220,539
 Sankyo Co., Ltd. ........................            8,000          191,743
 Sony Corp. ADR ..........................            4,508        $ 314,433
 TDK Corp. ADR ...........................            2,800          271,950
 The Nikko Securities Co., Ltd. ..........           23,000          178,053
 The Sakura Bank, Ltd. ...................           49,000          295,749
 The Sumitomo Trust & Banking
   Co., Ltd. .............................           29,000          197,105
                                                                   ---------
 TOTAL JAPAN .............................                         3,860,056
                                                                   ---------
NETHERLANDS--9.8%
 Akzo Nobel NV ...........................           10,900          585,448
 Getronics NV ............................           15,400           90,523
 Heineken NV .............................            5,505          333,154
 ING Groep NV ............................            7,500          599,176
 Koninklijke (Royal) Philips Electronics
   NV ....................................            5,350          196,023
 Wolters Kluwer NV .......................            9,400          256,324
                                                                   ---------
 TOTAL NETHERLANDS .......................                         2,060,648
                                                                   ---------
PORTUGAL--1.4%
 Portugal Telecom SGPS SA, Registered
   Shares ................................           31,400          287,180
                                                                   ---------
SINGAPORE--3.4%
 Oversea-Chinese Banking Corp., Ltd. .....           41,050          305,742
 United Overseas Bank, Ltd. ADR ..........           27,142          406,967
                                                                   ---------
 TOTAL SINGAPORE .........................                           712,709
                                                                   ---------
SPAIN--2.8%
 Endesa SA ...............................           20,095          342,476
 Telefonica SA (a) .......................           14,762          243,963
                                                                   ---------
 TOTAL SPAIN .............................                           586,439
                                                                   ---------
SWEDEN--4.4%
 Electrolux AB, Series B .................           19,415          251,969
 Investor AB, B Shares ...................           27,200          406,314
 Svenska Handelsbanken AB, A Shares ......           15,840          271,021
                                                                   ---------
 TOTAL SWEDEN ............................                           929,304
                                                                   ---------
SWITZERLAND--4.5%
 ABB Ltd. ................................            2,065          220,081
 Roche Holding AG ........................               19          193,528
 Roche Holding AG ADR ....................            1,364          138,967
 Zurich Financial Services AG ............              655          394,802
                                                                   ---------
 TOTAL SWITZERLAND .......................                           947,378
                                                                   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                        SHARES           VALUE
-----------------------------------------        -----------      ----------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
(CONCLUDED)
UNITED KINGDOM--25.7%
 AstraZeneca PLC ...............................     4,442       $  224,172
 BAE Systems PLC ...............................    46,600          266,181
 BP Amoco PLC ..................................    65,270          527,031
 British Telecommunications PLC ................    36,080          308,596
 Cadbury Schweppes PLC .........................    45,340          313,900
 Diageo PLC ....................................    33,975          381,021
 GKN PLC .......................................    13,665          144,463
 GlaxoSmithKline PLC ...........................    17,170          485,248
 Halifax Group PLC .............................    23,310          231,266
 HSBC Holdings PLC .............................    25,600          377,055
 Invensys PLC ..................................   146,440          342,691
 National Grid Group PLC .......................    27,700          252,040
 Prudential PLC ................................    13,290          214,027
 Reed International PLC ........................    22,535          235,876
 Tesco PLC .....................................    99,670          406,497
 The Great Universal Stores PLC ................    37,785          296,907
 Vodafone Group PLC ............................   102,600          376,641
                                                                 ----------
 TOTAL UNITED KINGDOM ..........................                  5,383,612
                                                                 ----------
TOTAL COMMON STOCKS
 (Identified cost $21,329,315)..................                 20,331,014
                                                                 ----------
                                                PRINCIPAL
                                                  AMOUNT
DESCRIPTION                                        (000)             VALUE
----------------------------------------            ---            --------
REPURCHASE AGREEMENT--4.8%
 State Street Bank and Trust Co.,
   5.80%, 01/02/01, (Dated 12/29/00,
   collateralized by $940,000 United
   States Treasury Note, 6.875%,
   05/15/06, with a value of $1,022,250)
   (Identified cost $998,000)...............        $998             $998,000
                                                                  -----------
TOTAL INVESTMENTS
 (Identified cost $22,327,315) (b) .........       101.9%         $21,329,014
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..............................        (1.9)            (392,065)
                                                   -----          -----------
NET ASSETS .................................       100.0%         $20,936,949
                                                   =====          ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                           SHARES           VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
COMMON STOCKS--80.3%
BRAZIL--1.2%
 Petroleo Brasileiro SA ADR (a) ...........            2,300        $58,075
                                                                    -------
CHILE--1.9%
 Administradora de Fondos de
   Pensiones Provida SA ADR ...............            4,500         91,125
                                                                    -------
GREECE--1.4%
 Cosmote SA (a) ...........................            1,700         13,866
 Hellenic Telecommunications
   Organization SA ........................              233          3,476
 Hellenic Telecommunications
   Organization SA ADR ....................            7,000         50,750
                                                                    -------
 TOTAL GREECE .............................                          68,092
                                                                    -------
HONG KONG--4.3%
 China Mobile (Hong Kong), Ltd.
   ADR (a) ................................            5,200        141,050
 Yue Yuen Industrial (Holdings), Ltd. .....           37,000         64,041
                                                                    -------
 TOTAL HONG KONG ..........................                         205,091
                                                                    -------
HUNGARY--1.8%
 Gedeon Richter Rt. .......................              730         43,184
 Magyar Tavkozlesi Rt. ADR ................            2,110         43,123
                                                                    -------
 TOTAL HUNGARY ............................                          86,307
                                                                    -------
INDIA--10.4%
 Hindalco Industries, Ltd. GDR (c) ........            3,600         64,260
 Hindustan Lever, Ltd. ....................            8,200         36,249
 Infosys Technologies, Ltd. ...............              340         41,557
 ITC, Ltd. ................................            3,400         65,305
 Larsen & Toubro, Ltd. GDR ................              400          3,340
 Larsen & Toubro, Ltd. GDR (c) ............            3,200         26,720
 Mahanagar Telephone Nigam, Ltd. ..........           16,000         61,388
 Reliance Industries, Ltd. ................           12,300         89,325
 Satyam Computer Services, Ltd. ...........            2,900         20,082
 State Bank of India ......................           21,400         88,204
                                                                    -------
 TOTAL INDIA ..............................                         496,430
                                                                    -------
INDONESIA--1.2%
 PT Hanjaya Mandala Sampoerna Tbk .........           38,000         58,522
                                                                    -------
ISRAEL--3.2%
 Bank Hapoalim, Ltd. ......................           21,300         61,790
 Check Point Software Technologies,
   Ltd. (a) ...............................              700         93,494
                                                                    -------
 TOTAL ISRAEL .............................                         155,284
                                                                    -------
MEXICO--15.1%
 Carso Global Telecom, Series A1 (a) ......           40,500        $77,504
 Cemex SA de CV ADR .......................            2,802         50,611
 Fomento Economico Mexicano SA de
   CV ADR .................................            2,110         63,036
 Grupo Aeroportuario del Sureste SA
   de CV, Series B (a) ....................           25,100         23,494
 Grupo Financiero Banamex Accival
   SA de CV, Series O (a) .................           64,200        105,498
 Grupo Financiero Banorte SA de CV,
   Series O (a) ...........................           28,200         38,128
 Grupo Iusacell SA de CV, Series V
   ADR (a) ................................            7,400         72,150
 Grupo Televisa SA GDR (a) ................            1,700         76,394
 Kimberly-Clark de Mexico SA de CV,
   Series A ...............................            9,800         27,112
 Telefonos de Mexico SA de CV,
   Series L ADR ...........................            1,150         51,894
 Tubos de Acero de Mexico SA ADR ..........            5,900         84,370
 Wal-Mart de Mexico SA de CV,
   Series C (a) ...........................           27,600         50,808
                                                                    -------
 TOTAL MEXICO .............................                         720,999
                                                                    -------
PERU--0.5%
 Credicorp, Ltd. ..........................            3,600         21,600
                                                                    -------
PHILIPPINES--1.8%
 Philippine Long Distance Telephone
   Co. ADR ................................            4,900         87,281
                                                                    -------
RUSSIA--4.4%
 Mobile Telesystems ADR (a) ...............            4,680        112,320
 OAO Lukoil Holding ADR ...................            2,700         99,900
                                                                    -------
 TOTAL RUSSIA .............................                         212,220
                                                                    -------
SOUTH AFRICA--9.4%
 ABSA Group, Ltd. .........................           15,300         57,827
 Anglo American Platinum Corp., Ltd. ......              700         32,673
 Impala Platinum Holdings, Ltd. ...........            1,200         61,150
 Old Mutual PLC ...........................           29,800         73,970
 Sanlam, Ltd. .............................           55,600         70,244
 Sasol, Ltd. ..............................           10,700         69,217
 South African Breweries PLC ..............            5,000         35,153
 South African Breweries PLC (U.K.) .......            6,800         47,637
                                                                    -------
 TOTAL SOUTH AFRICA .......................                         447,871
                                                                    -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                         SHARES             VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
(CONCLUDED)
SOUTH KOREA--12.3%
 Hyundai Electronics Industries Co., Ltd.
   (a) .......................................       3,400             $  10,818
 Kookmin Bank ................................       6,640                78,210
 Korea Electric Power Corp. ..................       3,700                69,028
 Korea Telecom Corp. .........................         300                15,889
 Korea Telecom Corp. ADR .....................       1,980                61,380
 Pohang Iron & Steel Co., Ltd. ...............         100                 6,047
 Pohang Iron & Steel Co., Ltd. ADR ...........       2,960                46,065
 Samsung Electronics GDR (c) .................       1,606               113,625
 Samsung Fire & Marine Insurance .............         982                21,348
 SK Telecom Co., Ltd. ADR ....................       7,145               168,354
                                                                       ---------
 TOTAL SOUTH KOREA ...........................                           590,764
                                                                       ---------
TAIWAN--7.1%
 ASE Test, Ltd. (a) ..........................       2,660                22,610
 Asustek Computer, Inc. GDR (c) ..............       5,504                16,512
 China Steel Corp. GDR .......................       4,182                49,557
 Compal Electronics, Inc. GDR ................       3,611                25,277
 Far Eastern Textile, Ltd. ...................          40                    28
 Fubon Insurance Co. .........................      81,000                49,158
 Siliconware Precision Industries Co.
   ADR (a) ...................................       4,400                11,000
 Taiwan Cellular Corp. (a) ...................      17,000                25,664
 Taiwan Semiconductor Manufacturing
   Co., Ltd. (a) .............................      28,000                67,210
 United Microelectronics Corp.
   ADR (a) ...................................       6,600                54,450
 Via Technologies, Inc. (a) ..................       3,000                16,214
                                                                       ---------
 TOTAL TAIWAN ................................                           337,680
                                                                       ---------
TURKEY--2.3%
 Turkcell Iletisim Hizmetleri AS
   ADR (a) ...................................       6,000                42,000
 Turkiye Garanti Bankasi AS
   ADR (a), (c) ..............................       5,200                27,040
 Yapi ve Kredi Bankasi AS (a) ................   8,382,170                43,143
                                                                       ---------
 TOTAL TURKEY ................................                           112,183
                                                                       ---------
UNITED STATES--1.4%
 Comverse Technology, Inc. (a) ...............         630                68,434
                                                                       ---------
VENEZUELA--0.6%
 Compania Anonima Nacional
   Telefonos de Venezuela ADR ................       1,400                26,512
                                                                       ---------
TOTAL COMMON STOCKS
 (Identified cost $4,972,983).................                         3,844,470
                                                                       ---------
PREFERRED STOCKS--14.1%
BRAZIL--14.1%
 Banco Bradesco SA ...........................   9,034,800             $  64,865
 Banco Bradesco SA, rights
   02/12/01 (a) ..............................     288,821                     0
 Banco Itau SA ...............................   1,224,700               116,189
 Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar ADR ...................       1,870                68,255
 Companhia de Bebidas das Americas
   ADR .......................................       5,500               141,625
 Companhia Paranaense de
   Energia-Copel ADR .........................       9,400                79,313
 Embratel Participacoes SA ADR ...............       3,000                47,063
 Tele Norte Leste Participacoes
   SA ADR ....................................       5,444               124,191
 Telesp Celular Participacoes SA ADR .........       1,300                35,100
                                                                       ---------
 TOTAL BRAZIL ................................                           676,601
                                                                       ---------
TOTAL PREFERRED STOCKS
 (Identified cost $566,662)...................                           676,601
                                                                       ---------

                                             PRINCIPAL
                                              AMOUNT
                                               (000)
                                              ------
REPURCHASE AGREEMENT--4.6%
 State Street Bank and Trust Co.,
   5.80%, 01/02/01, (Dated 12/29/00,
   collateralized by $210,000 United
   States Treasury Note, 6.625%,
   05/15/07, with a value of $228,163)
   (Identified cost $219,000)..............        $219              219,000
                                                                     -------
TOTAL INVESTMENTS
 (Identified cost $5,758,645) (b) .........        99.0%          $4,740,071
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ...........................         1.0               48,520
                                                  ------          ----------
NET ASSETS ................................       100.0%          $4,788,591
                                                  ======          ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

                                                         AGGREGATE        AGGREGATE           NET
                                                           GROSS            GROSS          UNREALIZED
                                        AGGREGATE       UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                                  COST        APPRECIATION     DEPRECIATION     (DEPRECIATION)
-----------------------------------   -------------   --------------   --------------   ---------------
  Retirement Equity                    $ 3,236,864      $  158,298      $   (243,354)    $    (85,056)
  Retirement Small Cap                  14,143,479       2,367,464        (1,231,895)       1,135,569
  Retirement International Equity       22,342,520       1,457,651        (2,471,157)      (1,013,506)
  Retirement Emerging Markets            5,809,044         227,584        (1,296,557)      (1,068,973)

(c) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $248,157, or 5.18% of the net assets of Retirement Emerging Markets Portfolio.

Abbreviations:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                        LAZARD RETIREMENT      LAZARD RETIREMENT
                                      INTERNATIONAL EQUITY     EMERGING MARKETS
                                            PORTFOLIO              PORTFOLIO
                                      ---------------------   ------------------
INDUSTRY
Aerospace & Defense ....................     1.3%                     --%
Automotive .............................     2.6                      --
Banking & Financial Services ...........    24.4                    16.6
Brewery ................................     1.6                     4.7
Broadcasting ...........................      --                     1.6
Chemicals & Plastics ...................     2.8                      --
Commercial Services ....................     0.4                     0.5
Computer Software ......................      --                     3.2
Computers & Business Equipment .........      --                     0.9
Conglomerates ..........................      --                     0.6
Construction Materials .................     1.1                     1.0
Cosmetics & Toiletries .................     1.5                      --
Diversified ............................     1.2                      --
Drugs & Health Care ....................     8.2                     0.9
Electronics ............................     7.3                     4.3
Food & Beverages .......................     3.3                     1.3
Forest Products ........................     1.0                      --
Household Products .....................     1.2                     0.8
Insurance ..............................     7.6                     4.5
Manufacturing ..........................     3.4                      --
Metals & Mining ........................     1.3                     3.3
Multimedia .............................     1.1                      --
Oil & Gas ..............................     6.2                     4.7
Paper Products .........................      --                     0.6
Petrochemicals .........................      --                     1.9
Publishing .............................     2.3                      --
Repurchase Agreement ...................     4.8                     4.6
Retail .................................     3.4                     3.8
Semiconductor Manufacturers ............      --                     1.9
Steel ..................................      --                     3.9
Telecommunications .....................     9.2                    24.8
Telephone ..............................      --                     2.9
Tobacco ................................      --                     2.6
Utilities ..............................     4.7                     3.1
                                           -----                    -----
Total Investments ......................   101.9%                   99.0%
                                           =====                    =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                    LAZARD           LAZARD
                                                                   LAZARD          LAZARD         RETIREMENT       RETIREMENT
                                                                 RETIREMENT      RETIREMENT     INTERNATIONAL       EMERGING
                                                                   EQUITY         SMALL CAP         EQUITY          MARKETS
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                               -------------- ---------------- --------------- -----------------
ASSETS
Investments in securities, at value (cost $3,135,206,
 $14,088,319, $22,327,315, and $5,758,645, respectively) .....   $3,151,808     $ 15,279,048     $21,329,014     $ 4,740,071
Cash .........................................................          991              521             606             664
Foreign currency (cost $0, $0, $41,123, and $992,
 respectively) ...............................................           --               --          41,625             992
Receivables for:
 Investments sold ............................................           --           12,142              --              --
 Dividends and interest ......................................        2,500            5,322          30,029          13,235
 Capital stock sold ..........................................       83,633           78,195          22,891          38,437
Due from Investment Manager ..................................           --               --              --           2,216
Deferred organizational expenses .............................        6,570            6,000           8,350           6,000
                                                                 ----------     ------------     -----------     -----------
Total assets .................................................    3,245,502       15,381,228      21,432,515       4,801,615
                                                                 ----------     ------------     -----------     -----------
LIABILITIES
Payables for:
 Investments purchased .......................................           --           33,503         446,171              --
 Capital stock repurchased ...................................        6,336          118,827             451             106
Investment management fees payable ...........................          210            8,447          23,391              --
Accrued directors' fees payable ..............................            7               44              64              19
Accrued distribution fees payable ............................          558            2,818           4,192             866
Other accrued expenses and payables ..........................        6,459           12,475          21,297          12,033
                                                                 ----------     ------------     -----------     -----------
Total liabilities ............................................       13,570          176,114         495,566          13,024
                                                                 ----------     ------------     -----------     -----------
Net assets ...................................................    3,231,932       15,205,114      20,936,949       4,788,591
                                                                 ==========     ============     ===========     ===========
NET ASSETS
Paid in capital ..............................................    3,329,255       14,000,511      21,874,373       5,993,184
Undistributed (distributions in excess of)
 investment income--net ......................................           --               --          (9,123)          2,348
Unrealized appreciation (depreciation) on:
 Investments--net ............................................       16,602        1,190,729        (998,301)     (1,018,574)
 Foreign currency--net .......................................           --               --          (2,919)             (2)
Accumulated realized gain (loss)--net ........................     (113,925)          13,874          72,919        (188,365)
                                                                 ----------     ------------     -----------     -------------
Net assets ...................................................   $3,231,932     $ 15,205,114     $20,936,949     $ 4,788,591
                                                                 ==========     ============     ===========     =============
Shares of capital stock outstanding* .........................      316,986        1,294,428       1,743,537         631,227
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $    10.20     $      11.75     $     12.01     $      7.59

* $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                                    LAZARD          LAZARD
                                                                      LAZARD        LAZARD        RETIREMENT      RETIREMENT
                                                                    RETIREMENT    RETIREMENT    INTERNATIONAL      EMERGING
                                                                      EQUITY       SMALL CAP        EQUITY         MARKETS
                                                                     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                   ------------ -------------- --------------- ---------------
INVESTMENT INCOME
INCOME:
 Interest ........................................................  $   12,240    $   61,225    $     62,505    $     30,610
 Dividends .......................................................      34,211        54,889         226,017          72,589
                                                                    ----------    ----------    ------------    ------------
Total investment income* .........................................      46,451       116,114         288,522         103,199
                                                                    ----------    ----------    ------------    ------------
EXPENSES:
 Management fees .................................................      17,496        52,102         109,776          50,978
 Administration fees .............................................      38,074        38,936          40,474          38,463
 Distribution fees ...............................................       5,834        17,367          36,676          12,745
 Custodian fees ..................................................      13,856        31,873          82,445          60,442
 Professional services ...........................................      22,077        23,177          26,855          23,318
 Registration fees ...............................................         308         3,011           4,294             574
 Shareholders' services ..........................................      13,384        13,771          14,259          13,486
 Directors' fees and expenses ....................................         112           330             689             245
 Shareholders' reports ...........................................       2,994         6,939          19,570           7,191
 Amortization of organizational expenses .........................       3,572         3,309           4,535           3,309
 Other ...........................................................         682           604             727             788
                                                                    ----------    ----------    ------------    ------------
Total expenses before fees waived and expenses reimbursed ........     118,389       191,419         340,300         211,539
 Management fees waived and expenses reimbursed ..................     (67,363)      (82,329)       (134,672)       (107,478)
 Administration fees waived ......................................     (21,870)      (21,870)        (21,870)        (21,870)
 Expense reductions ..............................................          --          (369)           (354)           (625)
                                                                    ----------    ----------    ------------    ------------
Expenses--net ....................................................      29,156        86,851         183,404          81,566
                                                                    ----------    ----------    ------------    ------------
INVESTMENT INCOME (LOSS)--NET ....................................      17,295        29,263         105,118          21,633
                                                                    ----------    ----------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY--NET
 Realized gain (loss) on:
  Investments--net ...............................................     240,459       180,810         247,033         (18,180)
  Foreign currency--net ..........................................          --            --         (23,041)         (8,848)
 Change in net unrealized appreciation (depreciation) on:
  Investments--net ...............................................    (334,765)    1,138,346      (1,444,924)     (1,740,142)
  Foreign currency--net ..........................................          --            --          (3,647)            (34)
                                                                    ----------    ----------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY--NET ...........................     (94,306)    1,319,156      (1,224,579)     (1,767,204)
                                                                    ----------    ----------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .................................................  $  (77,011)   $1,348,419    $ (1,119,461)   $ (1,745,571)
                                                                    ==========    ==========    ============    ============
*Net of foreign withholding taxes of .............................  $    1,075    $       --    $     34,912    $      7,147
                                                                    ==========    ==========    ============    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                       LAZARD RETIREMENT EQUITY PORTFOLIO
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                    -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................      $     17,295           $   11,766
 Realized gain (loss) on investments and foreign currency--net ..................           240,459               63,497
 Change in unrealized appreciation (depreciation)--net ..........................          (334,765)             133,198
                                                                                       ------------           ----------
Net increase (decrease) in net assets resulting from operations .................           (77,011)             208,461
                                                                                       ------------           ----------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net ....................................................           (17,295)             (11,766)
 From realized gains--net .......................................................          (240,810)             (68,216)
 In excess of investment income--net ............................................            (2,185)              (3,863)
 In excess of realized gains--net ...............................................           (83,851)             (17,679)
                                                                                       ------------           ----------
Net decrease in net assets resulting from distributions .........................          (344,141)            (101,524)
                                                                                       ------------           ----------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales ........................................................         4,308,912              951,097
 Net proceeds from reinvestment of distributions ................................           344,135              101,522
 Cost of shares redeemed ........................................................        (3,835,228)            (837,312)
                                                                                       ------------           ----------
Net increase (decrease) in net assets from capital stock transactions ...........           817,819              215,307
                                                                                       ------------           ----------
Total increase (decrease) in net assets .........................................           396,667              322,244
Net assets at beginning of year .................................................         2,835,265            2,513,021
                                                                                       ------------           ----------
Net assets at end of year* ......................................................      $  3,231,932           $2,835,265
                                                                                       ============           ==========
SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of year ........................................           245,950              227,507
                                                                                       ------------           ----------
 Shares sold ....................................................................           371,670               81,270
 Shares issued to shareholders from reinvestment of distributions ...............            34,238                8,995
 Shares repurchased .............................................................          (334,872)             (71,822)
                                                                                       ------------           ----------
 Net increase (decrease) ........................................................            71,036               18,443
                                                                                       ------------           ----------
 Shares outstanding at end of year ..............................................           316,986              245,950
                                                                                       ============           ==========
*Includes undistributed (distributions in excess of) investment income--net .....      $         --           $       --
                                                                                       ============           ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                     LAZARD RETIREMENT SMALL CAP PORTFOLIO
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                    -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................      $     29,263          $      3,367
 Realized gain (loss) on investments and foreign currency--net ..................           180,810                57,830
 Change in unrealized appreciation (depreciation)--net ..........................         1,138,346                30,863
                                                                                       ------------          ------------
Net increase (decrease) in net assets resulting from operations .................         1,348,419                92,060
                                                                                       ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net ....................................................           (29,263)               (3,367)
 From realized gains--net .......................................................          (126,327)              (42,556)
 In excess of investment income--net ............................................            (3,430)                 (585)
                                                                                       ------------          ------------
Net decrease in net assets resulting from distributions .........................          (159,020)              (46,508)
                                                                                       ------------          ------------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales ........................................................        19,292,619             1,969,581
 Net proceeds from reinvestment of distributions ................................           159,019                46,507
 Cost of shares redeemed ........................................................        (8,144,662)           (1,057,288)
                                                                                       ------------          ------------
Net increase (decrease) in net assets from capital stock transactions ...........        11,306,976               958,800
                                                                                       ------------          ------------
Total increase (decrease) in net assets .........................................        12,496,375             1,004,352
Net assets at beginning of year .................................................         2,708,739             1,704,387
                                                                                       ------------          ------------
Net assets at end of year* ......................................................      $ 15,205,114          $  2,708,739
                                                                                       ============          ============
SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of year ........................................           275,707               179,072
                                                                                       ------------          ------------
 Shares sold ....................................................................         1,730,661               201,446
 Shares issued to shareholders from reinvestment of distributions ...............            14,482                 4,958
 Shares repurchased .............................................................          (726,422)             (109,769)
                                                                                       ------------          ------------
 Net increase (decrease) ........................................................         1,018,721                96,635
                                                                                       ------------          ------------
 Shares outstanding at end of year ..............................................         1,294,428               275,707
                                                                                       ============          ============
*Includes undistributed (distributions in excess of) investment income--net .....      $         --          $        374
                                                                                       ============          ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                     LAZARD RETIREMENT INTERNATIONAL EQUITY
                                                                                                   PORTFOLIO
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                    -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................      $    105,118           $   11,197
 Realized gain (loss) on investments and foreign currency--net ..................           223,992               53,232
 Change in unrealized appreciation (depreciation)--net ..........................        (1,448,571)             400,299
                                                                                       ------------           ----------
Net increase (decrease) in net assets resulting from operations .................        (1,119,461)             464,728
                                                                                       ------------           ----------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net ....................................................          (117,667)             (11,197)
 From realized gains--net .......................................................          (165,722)             (24,823)
 In excess of investment income--net ............................................                --              (14,166)
                                                                                       ------------           ----------
Net decrease in net assets resulting from distributions .........................          (283,389)             (50,186)
                                                                                       ------------           ----------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales ........................................................        19,667,882            5,417,457
 Net proceeds from reinvestment of distributions ................................           283,389               50,185
 Cost of shares redeemed ........................................................        (3,919,200)             (87,052)
                                                                                       ------------           ----------
Net increase (decrease) in net assets from capital stock transactions ...........        16,032,071            5,380,590
                                                                                       ------------           ----------
Total increase (decrease) in net assets .........................................        14,629,221            5,795,132
Net assets at beginning of year .................................................         6,307,728              512,596
                                                                                       ------------           ----------
Net assets at end of year* ......................................................      $ 20,936,949           $6,307,728
                                                                                       ============           ==========
SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of year ........................................           467,494               45,638
                                                                                       ------------           ----------
 Shares sold ....................................................................         1,560,205              425,219
 Shares issued to shareholders from reinvestment of distributions ...............            23,876                3,863
 Shares repurchased .............................................................          (308,038)              (7,226)
                                                                                       ------------           ----------
 Net increase (decrease) ........................................................         1,276,043              421,856
                                                                                       ------------           ----------
 Shares outstanding at end of year ..............................................         1,743,537              467,494
                                                                                       ============           ==========
*Includes undistributed (distributions in excess of) investment income--net .....      $     (9,123)          $  (14,069)
                                                                                       ============           ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

--------------------------------------------------------------------------------

                                                                                       LAZARD RETIREMENT EMERGING MARKETS
                                                                                                   PORTFOLIO
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                    -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................      $     21,633           $    7,305
 Realized gain (loss) on investments and foreign currency--net ..................           (27,028)              83,006
 Change in unrealized appreciation (depreciation)--net ..........................        (1,740,176)           1,046,334
                                                                                       ------------           ----------
Net increase (decrease) in net assets resulting from operations .................        (1,745,571)           1,136,645
                                                                                       ------------           ----------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net ....................................................            (8,983)              (8,982)
 From realized gains--net .......................................................           (28,713)                  --
 In excess of investment income--net ............................................                --                 (432)
 In excess of realized gains--net ...............................................          (164,135)                  --
                                                                                       ------------           ----------
Net decrease in net assets resulting from distributions .........................          (201,831)              (9,414)
                                                                                       ------------           ----------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales ........................................................         3,525,554            2,442,484
 Net proceeds from reinvestment of distributions ................................           201,829                9,413
 Cost of shares redeemed ........................................................        (1,558,891)            (260,995)
                                                                                       ------------           ----------
Net increase (decrease) in net assets from capital stock transactions ...........         2,168,492            2,190,902
                                                                                       ------------           ----------
Total increase (decrease) in net assets .........................................           221,090            3,318,133
Net assets at beginning of year .................................................         4,567,501            1,249,368
                                                                                       ------------           ----------
Net assets at end of year* ......................................................      $  4,788,591           $4,567,501
                                                                                       ============           ==========

SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of year ........................................           414,824              172,204
                                                                                       ------------           ----------
 Shares sold ....................................................................           350,820              269,490
 Shares issued to shareholders from reinvestment of distributions ...............            25,714                  911
 Shares repurchased .............................................................          (160,131)             (27,781)
                                                                                       ------------           ----------
 Net increase (decrease) ........................................................           216,403              242,620
                                                                                       ------------           ----------
 Shares outstanding at end of year ..............................................           631,227              414,824
                                                                                       ============           ==========
*Includes undistributed (distributions in excess of) investment income--net .....      $      2,348           $   (3,500)
                                                                                       ============           ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD RETIREMENT EQUITY PORTFOLIO

                                                           YEAR ENDED          FOR THE PERIOD
                                                   --------------------------   3/18/98* TO
                                                      12/31/00     12/31/99       12/31/98
                                                   ------------- ------------ ---------------
Net asset value, beginning of period .............   $ 11.53       $ 11.05        $ 10.00
                                                     -------       -------        -------
Income (loss) from investment operations:
 Net investment income (loss) ....................      0.07          0.06           0.02
 Net realized and unrealized gain (loss) .........     (0.10)         0.83           1.06
                                                     --------      -------        -------
 Total from investment operations ................     (0.03)         0.89           1.08
                                                     --------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.07)        (0.06)         (0.02)
 Net realized gain ...............................     (1.23)        (0.35)         (0.01)
                                                     --------      -------        -------
 Total distributions .............................     (1.30)        (0.41)         (0.03)
                                                     --------      -------        -------
Net asset value, end of period ...................   $ 10.20       $ 11.53        $ 11.05
                                                     ========      =======        =======
TOTAL RETURN (a) .................................    (0.1)%          8.2%          10.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $ 3,232       $ 2,835        $ 2,513
Ratios to average net assets:
 Net expenses (b) ................................     1.25%         1.33%          1.50%
 Gross expenses (b) ..............................     5.07%         5.63%         21.32%
 Net investment income (b) .......................     0.74%         0.42%          0.53%
Portfolio turnover rate ..........................      133%           35%            40%

LAZARD RETIREMENT SMALL CAP PORTFOLIO

                                                                  YEAR ENDED                FOR THE PERIOD
                                                   ---------------------------------------   11/4/97* TO
                                                     12/31/00     12/31/99      12/31/98       12/31/97
                                                   ------------ ------------ ------------- ---------------
Net asset value, beginning of period .............   $  9.82      $  9.52      $ 9.84         $ 10.00
                                                     -------      -------      ------         -------
Income (loss) from investment operations:
 Net investment income (loss) ....................      0.03         0.02            --          0.02
 Net realized and unrealized gain (loss) .........      2.03         0.46         (0.32)         (0.16)
                                                     -------      -------      --------       --------
 Total from investment operations ................      2.06         0.48         (0.32)         (0.14)
                                                     -------      -------      --------       --------
Less distributions from and in excess of:
 Net investment income ...........................     (0.03)       (0.02)           --          (0.02)
 Net realized gain ...............................     (0.10)       (0.16)           --             --
                                                     -------      -------      --------       --------
 Total distributions .............................     (0.13)       (0.18)           --          (0.02)
                                                     -------      -------      --------       --------
Net asset value, end of period ...................   $ 11.75      $  9.82        $ 9.52        $  9.84
                                                     =======      =======      ========       ========
TOTAL RETURN (a) .................................     21.1%         5.1%        (3.2)%         (1.4)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $15,205      $ 2,709       $ 1,704        $   591
Ratios to average net assets:
 Net expenses (b) ................................     1.25%        1.32%         1.50%          1.50%
 Gross expenses (b) ..............................     2.76%        7.31%        16.20%         52.55%
 Net investment income (loss) (b) ................     0.42%        0.16%       (0.18)%          0.71%
Portfolio turnover rate ..........................       67%          73%           61%             0%

SEE NOTES TO FINANCIAL HIGHLIGHTS.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

                                                           YEAR ENDED          FOR THE PERIOD
                                                   --------------------------    9/1/98* TO
                                                      12/31/00     12/31/99       12/31/98
                                                   ------------- ------------ ---------------
Net asset value, beginning of period .............   $ 13.49       $ 11.23        $ 10.00
                                                     -------       -------        -------
Income (loss) from investment operations:
 Net investment income (loss) ....................      0.10          0.08          (0.04)
 Net realized and unrealized gain (loss) .........     (1.40)         2.32           1.27
                                                     --------      -------        -------
 Total from investment operations ................     (1.30)         2.40           1.23
                                                     --------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.08)        (0.07)            --
 Net realized gain ...............................     (0.10)        (0.07)            --
                                                     --------      -------        -------
 Total distributions .............................     (0.18)        (0.14)            --
                                                     --------      -------        -------
Net asset value, end of period ...................   $ 12.01       $ 13.49        $ 11.23
                                                     ========      =======        =======
TOTAL RETURN (a) .................................    (9.6)%         21.4%          12.3%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $20,937       $ 6,308        $   513
Ratios to average net assets:
 Net expenses (b) ................................     1.25%         1.31%          1.60%
 Gross expenses (b) ..............................     2.32%        12.94%         48.67%
 Net investment income (loss) (b) ................     0.72%         0.85%        (0.58)%
Portfolio turnover rate ..........................       32%           22%             7%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

                                                                 YEAR ENDED                FOR THE PERIOD
                                                   --------------------------------------   11/4/97* TO
                                                     12/31/00     12/31/99     12/31/98       12/31/97
                                                   ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $ 11.01      $  7.26      $  9.49       $ 10.00
                                                     -------      -------      -------       -------
Income (loss) from investment operations:
 Net investment income (loss) ....................      0.03         0.02         0.06          0.04
 Net realized and unrealized gain (loss) .........     (3.12)        3.76        (2.23)        (0.51)
                                                     -------      -------      -------       -------
 Total from investment operations ................     (3.09)        3.78        (2.17)        (0.47)
                                                     -------      -------      -------       -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.01)       (0.03)       (0.06)        (0.04)
 Net realized gain ...............................     (0.32)          --           --            --
                                                     -------      -------      -------       -------
 Total distributions .............................     (0.33)       (0.03)       (0.06)        (0.04)
                                                     -------      -------      -------       -------
Net asset value, end of period ...................   $  7.59      $ 11.01      $  7.26       $  9.49
                                                     =======      =======      =======       =======
TOTAL RETURN (a) .................................   (28.1)%        52.1%      (22.9)%        (4.7)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $ 4,789      $ 4,568      $ 1,249       $ 1,429
Ratios to average net assets:
 Net expenses (b) ................................     1.60%        1.64%        1.80%         1.80%
 Gross expenses (b) ..............................     4.15%        9.59%       14.37%        23.17%
 Net investment income (b) .......................     0.42%        0.39%        0.83%         1.96%
Portfolio turnover rate ..........................       54%          45%          44%            0%

SEE NOTES TO FINANCIAL HIGHLIGHTS.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

 * Commencement of operations.

(a) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Periods of less than one year are not annualized.

(b) Annualized for periods of less than one year.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION

Lazard Retirement Series, Inc. (the "Fund") was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company. The Fund is comprised of eight portfolios (each referred to as a "Portfolio"), which are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis outside of the separate account context. Currently, only the following four portfolios, each of which is "non-diversified", as defined in the Act, are being offered:
Lazard Retirement Equity Portfolio ("Equity Portfolio"), Lazard Retirement Small Cap Portfolio ("Small Cap Portfolio"), Lazard Retirement International Equity Portfolio ("International Equity Portfolio") and Lazard Retirement Emerging Markets Portfolio ("Emerging Markets Portfolio"). Each of the other four portfolios has issued 1 share of capital stock at $10 per share, but had not commenced operations as of December 31, 2000.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(a) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ or other U.S. exchanges are based on the last quoted sales prices on the principal exchange on which the security is traded as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities are valued on the basis of prices provided by a pricing service which are based primarily on institutional-size trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m. Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.


(b) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis and dividend income is recorded on the ex-dividend date. Interest income is accrued daily.


(c) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Portfolio may suffer a loss.


(d) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment

================================================================================
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

income recorded on the Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.


A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The International Equity Portfolio and the Emerging Markets Portfolio (the "Eligible Portfolios") may enter into forward foreign currency contracts for risk management. Risk management includes hedging strategies which serve to reduce an Eligible Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by a quotation service. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain
(loss) on foreign currency in the accompanying Statements of Operations.


(e) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2000, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000, as follows:

PORTFOLIO                  AMOUNT
----------------------   ----------
Equity                   $12,266
Small Cap                     --
International Equity      10,628
Emerging Markets         139,624

(f) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differences relating to shareholder distributions will result in reclassifications between investment income-net, realized gains-net, and paid in capital.

As a result of these book/tax differences, the Portfolios made the following reclassifications to the capital accounts for the year ended December 31, 2000:

                                   INCREASE (DECREASE)
                     ---------------------------------------------------
                                          UNDISTRIBUTED
                                           INVESTMENT       ACCUMULATED
                                             INCOME        REALIZED GAIN
PORTFOLIO             PAID IN CAPITAL      (LOSS)-NET       (LOSS)-NET
------------------   -----------------   --------------   --------------
Equity                   $ (2,429)           $2,185          $   244
Small Cap                  (1,806)            3,056           (1,250)
International
   Equity                  (3,181)           17,495          (14,314)
Emerging Markets           (2,058)           (6,802)           8,860


(g) ORGANIZATIONAL EXPENSES--Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations. In the event that any of the initial shares of any of the Portfolios are redeemed during such amortization period, the appropriate Portfolio will be reimbursed by such holder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

(h) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated primarily on the basis of relative net assets.

(i) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(j) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

================================================================================
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

The Fund has entered into an investment management agreement (the "Management Agreement") with Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC. Pursuant to the Management Agreements, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each of the Portfolios pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

PORTFOLIO                 ANNUAL RATE
----------------------   -------------
Equity                        0.75%
Small Cap                     0.75
International Equity          0.75
Emerging Markets              1.00

The investment management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:


                                ANNUAL
PORTFOLIO                 OPERATING EXPENSES
----------------------   --------------------
Equity                            1.25%
Small Cap                         1.25
International Equity              1.25
Emerging Markets                  1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street") to provide certain administrative services. Each Portfolio has agreed to bear the cost of such expenses at the annual rate of $37,500, and 0.02% of average daily net assets up to $1 billion plus 0.01% of average daily net assets over $1 billion. State Street waived the $37,500 fee for the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio and Emerging Markets Portfolio until February 29, 2000. From March 1, 2000, State Street has agreed to waive $18,750 of the fee for the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio and Emerging Markets Portfolio until February 28, 2001 or until each Portfolio reaches net assets of $50 million, whichever comes first.

The Fund has a distribution agreement with Lazard Fre res & Co. LLC (the "Distributor"). The Distributor acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of shares.

The Distributor provides each Portfolio with distribution services pursuant to a separate Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Distributor is entitled to an asset-based fee to support distribution efforts and/or servicing of accounts. Each Portfolio will pay a monthly distribution and servicing fee at an annual rate of 0.25% of the average daily net assets of the Portfolio for such services under the Plan. The Distributor may make payments to participating insurance companies for providing these services to policy owners, or to certain financial institutions, securities dealers and other industry professionals for providing these services to eligible plan participants.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and The Lazard Funds, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and The Lazard Funds, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the year ended December 31, 2000 were as follows:

PORTFOLIO                  PURCHASES         SALES
----------------------   -------------   -------------
Equity                   $3,181,140      $3,001,738
Small Cap                14,341,952       4,190,964
International Equity     20,415,649       4,524,081
Emerging Markets          4,873,014       2,511,866

For the year ended December 31, 2000, brokerage commissions were paid to Lazard Freres & Co. LLC for portfolio transactions executed on behalf of the Portfolios as follows:

                          COMMISSIONS
PORTFOLIO                    PAID
----------------------   ------------
Equity                   $2,523
Small Cap                   800
International Equity        283
Emerging Markets             41

================================================================================
LAZARD RETIREMENT SERIES, INC.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (comprised of Lazard Retirement Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



                                                      ANCHIN, BLOCK & ANCHIN LLP



New York, New York
February 2, 2001

LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 887-4929
http://www.lazardnet.com


INVESTMENT MANAGER
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 887-4929


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455


INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARD

Retirement Series

          30 Rockefeller Plaza
          New York, New York, 10112
          Telephone (800) 887-4929
          http://www.lazardnet.com




This report is for the information of the shareholders of Lazard
Retirement Series, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.



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